Corporate income taxes	3 Months Ended
Jan. 31, 2020
Text Block [Abstract]
Corporate income taxes
20.	Corporate income taxes
Since 2016, the Bank has received reassessments totalling $575 million of tax and interest as a result of the Canada Revenue Agency denying the tax deductibility of certain Canadian dividends received during the 2011-2013 taxation years. In October 2019, the Bank was reassessed for $223 million of tax and interest in respect of certain Canadian dividends received during the 2014 taxation year. The circumstances of the dividends subject to these reassessments are similar to those prospectively addressed by rules introduced in 2015 and 2018. The Bank is confident that its tax filing position was appropriate and in accordance with the relevant provisions of the Income Tax Act (Canada) and intends to vigourously defend its position.